UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 1, 2009
Date of Report (Date of earliest event reported)
The Taiwan Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	811-04893	042942862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

c/o State Street Bank and Trust Company, 2 Avenue de	02206-5049
Lafayette, PO Box 5049, Boston, MA	(Zip Code)
(Address of Principal Executive Offices)
(800) 639-9242
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
October 2009 Monthly Review

Item 7.01. Regulation FD Disclosure.
     Pursuant to Regulation FD Rules 100-103, The Taiwan Fund, Inc. (the “Fund”) furnishes the October 2009 Monthly Review of the Fund’s performance by the Fund’s investment adviser.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99	October 2009 Monthly Review of the Fund’s performance by the Fund’s investment adviser

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 2, 2009

By:	/s/ Adelina Louie
Name:	Adelina Louie
Title:	Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99	October 2009 Monthly Review of the Fund’s performance by the Fund’s investment adviser

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